                                                                    EXHIBIT 10.4


                                   SUBLEASE

1.  PARTIES.
    This Sublease, dated April 12, 1997 is made between NetManage, Inc.
                         ---------   --                 ---------------
    ("Sublessor") and Extreme Networks, Inc. ("Sublessee").
                      ----------------------

2.     MASTER LEASE.
       Sublessor is the lessee under a written lease dated September 30, 1994,
                                                           ------------    --
       wherein Cupertino Industrial Associates ("Lessor") leased to Sublessor
               --------------------------------
       the real property located in the City of Cupertino, County of Santa
                                                ----------           -----
       Clara, State of California, described as a +/- 28,368 sq. ft. building
       ------          -----------              -----------------------------
       together with the parking lot adjacent to the building and the land on
       ----------------------------------------------------------------------
       which it is located. This property is commonly known as 10460 Bandley
       ---------------------------------------------------------------------
       Dr., Cupertino, CA ("Master Premises"). Said lease has been amended by
       ------------------
       the following amendments A "Renewal Agreement" dated October 2, 1996 ;
                                --------------------------------------------
       said lease and amendments are herein collectively referred to as the "Master Lease" and are attached hereto as Exhibit "A". This Sublease shall be subject and subordinate to all of the terms and provisions of the Master Lease, except for payment of rents (which obligations shall remain those of Sublessor) and Other Provisions as stated in Section 10 of this Sublease. Sublessee acknowledges that Sublessee has received a copy of the Master Lease prior to signing this Sublease.

3.    PREMISES.
      Sublessor hereby subleases to Sublessee on the terms and conditions set forth in this Sublease the following portion of the Master Premises ("Premises"): The entire premises.
                    --------------------

4.    WARRANTY BY SUBLESSOR.
      Sublessor warrants and represents to Sublessee that the Master Lease has not been amended or modified except as expressly set forth herein, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, and that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease.

5.    TERM.
      The Term of this Sublease shall commence on June 1, 1997 ("Commencement
                                                  -------   --
      Date"), or when Lessor consents to this Sublease (if such consent is required under the Master Lease), whichever shall last occur, and end on

      April, 1999 ("Termination Date"), unless otherwise sooner terminated in
      ------   --
      accordance with the provisions of this Sublease. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessee shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessee on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessee on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessee within five (5) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessee may give written notice to Sublessor of Sublessee's intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessee on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessee on or before such effective date, this Sublease shall be canceled, in which case all consideration previously paid by Sublessee to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessee on account of such delay or cancellation. If Sublessor permits Sublessee to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of rent.

6.    RENT.
      6.1 Minimum Rent. Sublessee shall pay to Sublessor as minimum rent, without deduction, setoff, notice, or demand, at 10725 North De Anza
                                                    ----------------------
      Blvd., Cupertino, CA 95014, or at such other place as Sublessor shall
      --------------------------
      designate from time to time by notice to Sublessee, the sum of Fifty-one
                                                                     ---------
      thousand
      --------
      sixty-two and no/100's Dollars ($51,062.00) per month, in advance on the
      ----------------------
      first day of each month of the Term. Sublessee shall pay to Sublessor upon execution of this Sublease the sum of Fifty-one thousand sixty-two and
                                            ----------------------------
      no/100's Dollars ($51,062.00) as rent for June 1997. If the Term begins or
      --------
      ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis. Additional provisions:
      _________________________________________________________________________
      _________________________________________________________________________

6.2 Operating Costs. If the Master Lease requires Sublessor to pay to Lessor all or a portion of the expenses of operating the building and/or project of which the Premises are a part ("Operating Costs"), including but not limited to taxes, utilities, or insurance, then Sublessee shall pay to Sublessor as additional rent one hundred percent (100%) of the amounts
                                   -----------          ----
      payable by Sublessor for Operating Costs incurred during the Term. Sublessee shall pay all such additional cost within ten (10) days of invoice from Sublessor or as and when such Operating Costs are due. If the Master Lease provides for the payment by Sublessor of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Master Lease, the obligations of Sublessor and Sublessee hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Sublessor and Sublessee under this Subsection 6.2 shall survive such expiration or termination. Sublessor shall, upon request by Sublessee, furnish Sublessee with copies of all statements submitted by Lessor of actual or estimated Operating Costs during the Term.

7.    SECURITY DEPOSIT.
      Sublessee shall deposit with Sublessor upon execution of this Sublease in addition to Minimum Rents as Specified under Section 6.1, the sum of Fifty-one thousand sixty-two and no/100's (Dollars ($51,062.00) as
      -----------------------------------------            ---------
      security for Sublessee's faithful performance of Sublessee's obligations hereunder ("Security Deposit"). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee's default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee's default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within ten (10) days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee's failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor is granted approval for assignment and thereafter assigns its interest in this Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Subsection 6.2 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee's interest hereunder.

8.    USE OF PREMISES.

      The Premises shall be used and occupied only for the sales, marketing, and
                                                       -------------------------
      development of high technology hardware and software and other uses
      -------------------------------------------------------------------
      allowed in the Master Lease, and other legal uses, and for no other use or
      --------------------------------------------------
      purpose.

9.    ASSIGNMENT AND SUBLETTING.
      Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (and the consent of Lessor, if such is required under the terms of the Master Lease).

10.   OTHER PROVISIONS OF SUBLEASE.
      All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the lessor thereunder, Sublessee the lessee thereunder, and the Premises the Master Premises, except for the following: See attached Addendum Numbers 17-24.
                                          ------------------------------------

      Sublessee assumes and agrees to perform the lessee's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Section 6 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for the damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Sublessor shall not constitute a default or breach hereunder.

11.   ATTORNEYS' FEES.
      If Sublessor, Sublessee, or Broker shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

12.   AGENCY DISCLOSURE:
      Sublessor and Sublessee each warrant that they have dealt with no o`ther real estate broker in connection with this transaction except: RESOURCE
                                                                     --------
      ONE who represents The Sublessee and Equis of California represents The
      ----               --------------    --------------------           ---
      Sublessor. In the event that RESOURCE ONE represents both Sublessor and
      ----------                   -------------
      Sublessee, Sublessor and Sublessee hereby confirm that they were timely advised of the dual representation and that they consent to the same, and that they do not expect said broker to disclose to either of them the confidential information of the other party.

13.   COMMISSION.
      Upon execution of this Sublease, and consent thereto by Lessor (if such consent is required under the terms of the Master Lease), Sublessor shall pay Broker a real estate brokerage commission in the amount of Seventy
                                                                     -------
      thousand four hundred sixty-six and no/100's Dollars ($70,466.00), for
      ---------------------------------------------          ---------
      services rendered in effecting this Sublease. Broker is hereby made a third party beneficiary of this Sublease for the purpose of enforcing its right to said commission. One half commission due upon execution. One half commission due upon occupancy.

14.   NOTICES.
      All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Sublessor to Sublessee shall be sent by United States Mail, postage prepaid, addressed to the Sublessee at the Premises, and to the address hereinbelow, or to such other place as Sublessee may from time to time designate in a notice to the Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States Mail, postage prepaid, addressed to the Sublessor at the address set forth herein, and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

      To Sublessor: Ms. Pat Roboostoff 10725 North DeAnza Blvd. Cupertino, CA
                   ----------------------------------------------------------
      95014
      ------

      To Sublessee: Mr. Bill Kelly 10460 Bandley Dr., Cupertino, CA 95014
                   -------------------------------------------------------

15.   CONSENT BY LESSOR.
      THIS SUBLEASE SHALL BE OF NO FORCE OR EFFECT UNLESS CONSENTED TO BY LESSOR WITHIN 10 DAYS AFTER EXECUTION HEREOF, IF SUCH CONSENT IS REQUIRED UNDER THE TERMS OF THE MASTER LEASE.

16.   COMPLIANCE.
      The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the Foreign Investment In Real Property Tax Act, the Comprehensive Environmental Response Compensation and Liability Act, and The Americans With Disabilities Act.

Sublessor: NetManage, Inc.                                             Sublessee: Extreme Networks
           --------------                                                         ----------------
By /s/ Pat Roboostoff                                                  By /s/ William Kelly
   ------------------                                                     -----------------
Title: Senior VP HR and Admin.                                         Title: CFO
       ----------------------                                                 ---
By                                                                     By
   -----------------------------------                                    --------------------------------------
Title:                                                                 Title:
      --------------------------------                                       -----------------------------------
Date:                                                                  Date: 4/18/97
      --------------------------------                                       -----------------------------------


                         LESSOR'S CONSENT TO SUBLEASE

      The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the foregoing Sublease.


Lessor: Cupertino Industrial Associates
        -------------------------------
By:
   ------------------------------------
Title:
      ---------------------------------


By:
   ------------------------------------
Title:
      ---------------------------------
Date:
     ----------------------------------


CONSULT YOUR ADVISORS This document has been prepared for approval by your attorney. No representation or recommendation is made by Broker as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person, with experience in evaluating the condition of the property, including the possible presence of asbestos, hazardous materials and underground storage tanks.

      THIS ADDENDUM PERTAINS TO THE SUBLEASE AGREEMENT DATED APRIL 12, 1997 BY AND BETWEEN NETMANAGE, INC., AS SUBLESSOR, AND EXTREME NETWORKS, INC., AS SUBLESSEE. THE SUBLEASE PREMISES ARE COMMONLY KNOWN AS 10460 BANDLEY DRIVE, CUPERTINO, CA.

17. TENANT IMPROVEMENTS: NetManage will remove all existing furniture systems, work stations and all other non-permanent fixtures, then vacuum carpets and sweep floors prior to the Sublease commencement date. The existing built-in filing cabinets and the large conference room table shall remain in the sublease premises for Extreme Network's use. The filing cabinets stay with the building and the conference table, which belongs to NetManage, shall be returned to NetManage at the end of the Sublease term.

18. FIRST OPPORTUNITY TO NEGOTIATE: Extreme Networks shall be given the first opportunity to negotiate on any additional space in the neighboring +/- 38,000 square foot building leased by NetManage should NetManage elect to vacate all or a portion of that facility prior to April 30, 1999. Upon receipt of written notification, Extreme Networks shall have 72 hours to express an interest in the additional sublease space, and both parties (NetManage and Extreme Networks) will then negotiate in good faith. Should Extreme Networks not respond within 72 hours, or in the event that Extreme Networks causes an unreasonable delay in the execution of a written agreement, NetManage will be free to put the additional space on the open market.

19. SUBLEASING: Extreme Networks shall have the right to sublease any portion of the Premises during the term of the sublease provided Extreme Networks is given written approval of Sublessor (NetManage) and the building Landlord. Approval for subleasing shall not be unreasonably withheld. Notwithstanding the above, all parties to this Sublease agree that the Sublessee is hereby approved to sublet up to 15,000 square feet subject to plan approval, approved of the prospective incoming Subtenant and provided that the prospective incoming subtenant's use is in accordance with Section 9 of the Master Lease. Extreme Networks and the Sublessor shall share 50/50 in all triple net (NNN) sublease profits that are above Extreme Network's $1.80 per Square foot rate after any expenses associated with the sublease are paid (i.e. commissions, legal fees, construction fees, etc.). Should Extreme Networks elect to sublease based upon a higher "Gross" or "Full Service" rent, any additional costs such as property taxes, building insurance, maintenance, utilities, janitorial, etc. that are borne by Extreme Networks shall be deducted from triple net (NNN) profits. If Extreme Networks does elect to sublease, then Extreme themselves default during their subtenant's term, NetManage shall have the option to continue that subtenancy or immediately cancel the subtenant's contract.

20. ALTERATIONS: Extreme Networks is responsible for returning the sublease Premises back to NetManage in its pre-sublease condition except for normal wear and tear. Prior to any alterations being made to the Premises, Extreme Networks (and any Subtenant of Extreme Networks) must receive written approval from the Landlord and the Sublessor (NetManage), and said [words intentionally omitted]...

21. SUBLEASE CONTINGENCY: Upon full execution of the Sublease document, the Sublease shall be legally binding upon all three (3) parties (Landlord, Sublessor, and Sublessee). The only remaining contingency to the Sublease contract shall be the Sublessee's ability to finalize its current round of financing prior to June 1, 1997. The current round of financing shall be no less than seven million and no/100's dollars ($7,000,000.00). If the Sublessee is unable to finalize its round of financing prior to June 1, 1997, the Sublease shall become null and void, and the Sublessor shall return the Sublessee's first month's rental payment and the Sublessor shall be entitled to keep the Sublessee's Security Deposit. Under these circumstances, neither Sublessor nor Sublessee shall have rights to any other monies for damages due to the Sublease being voided.

22. BROKERAGE COMMISSION: The commission as outlined in paragraph 13 of the preprinted Sublease agreement, shall be paid as follows:


      a. One-half upon full Sublease execution and Sublessee's receipt of financing (as outlined in paragraph 21).
      b. One-half upon Sublessee's occupancy of the Premises.
      c. All commissions shall be shared equally between Equis of California and Resource One.

23. NOTIFICATION: In addition to paragraph 14 of the preprinted Sublease agreement, both Sublessor and Sublessee agree that proper notice shall be deemed completed only after the sending party has received written confirmation of receipt from the receiving party.

    24.  INSURANCE: With respect to Sublessee's insurance obligations under
Section 17 of the Master Lease, Sublessee's policies of liability insurance shall name Master Lessor and its property manager, as well as Sublessor, as additional insured.

    25. EARLY TERMINATION OF MASTER LEASE: If, without the fault of Sublessor or Sublessee, the Master Lease should terminate prior to the expiration of the Sublease, neither party shall have any liability to the other party.

    26. ALL TERMS AND CONDITIONS IN THIS ADDENDUM SHALL SUPERSEDE ANY CONFLICTING TERMS AND CONDITIONS OUTLINED IN THE PREPRINTED SUBLEASE AGREEMENT.

   AGREED AND ACCEPTED:
   /s/ William Kelly                                            4/18/97
   -------------------------------------------                  -------------------------------------------
   Extreme Networks, Sublessee                                  Date


   /s/ Pat Roboostoff                                           4/19/97
   --------------------------------------------                 --------------------------------------------
   NetManage, Inc., Sublessor                                   Date

Landlord hereby consents to the above sublease, without waiving any of its rights against Sublessor.

   /s/ David A. Wallenberg, President                          4/22/97
  --------------------------------------------                 --------------------------------------------
  Cupertino Industrial Assoc., Landlord                        Date

  By: THE CORTANA CORPORATION
      Managing General Partner

                           INDUSTRIAL BUILDING LEASE

                                    PARTIES

1.  THIS LEASE, dated for reference purposes only, September 30, 1994, is made
                                                   ------------
by and between Cupertino Industrial Associates, a California general partnership (herein "Landlord") and NetManage, Inc. (herein "Tenant").

                                   PREMISES

2. Landlord leases to Tenant and Tenant hires from Landlord for the term, at the rental and upon the conditions in this Industrial Building Lease (herein "Lease") the real property commonly known as 10460 Bandley Drive, Cupertino, Santa Clara County, California consisting of a building containing approximately Twenty Eight Thousand Three Hundred Sixty Eight (28,368) square feet together with the parking lot adjacent to the building, and the land on which it is located (all of which are herein referred to as the "Premises"). See Exhibit A.
                                                                     ---------
It is further understood and agreed that the area set forth in this Paragraph 2 is approximate only and that neither party shall have a claim against the other for any variance between the actual area and that set forth above.

                                     TERM

3. The term of the Lease shall be a period of thirty (30) months, commencing on November 1, 1994, and expiring (unless sooner terminated) at midnight on the 30th day of April 1997, herein called the "lease term" or "term."

     Notwithstanding the above, Landlord shall deliver possession of the Premises to Tenant on October 1, 1994 for the purposes of installing Tenant's tenant improvements, trade fixtures, and equipment provided Tenant has provided Landlord with a copy of Tenant's insurance or a certificate of insurance as required by Paragraph 17(a) and either provides its own course of construction insurance or agrees to reimburse Landlord for the pro rata portion of the premium for Landlord's insurance described in Paragraph 17(b). Such early occupancy shall not advance the commencement date of the term of this Lease nor extend the term in any way nor shall Tenant be obligated to pay any rent for the period of such early occupancy.

                                    RENEWAL

4. (a) In the event Tenant shall not then be in default hereunder and shall have made all previous rental payments in a timely manner (no more than one payment in each calendar year being delinquent, as defined in Paragraph 7 hereof), Tenant shall have the right, not earlier than nine (9) months prior to the date of the expiration of the term of this Lease and not later than six (6) months prior to the date of the expiration of the term of this Lease, to renew the term of this Lease for a further term of two (2) years from the date of expiration of the term of this Lease.

    (b) Such election shall be made by Tenant by serving upon Landlord a notice in writing to the effect that Tenant elects to renew and extend the term of this Lease for such extended term.

    (c) In the event Tenant shall elect to renew this Lease and shall serve notice of such election, upon the expiration of the term of this Lease, it shall be automatically extended for an additional term of two (2) years from the date of expiration of the original term of this Lease.

    (d) Except for the redetermination of the base rental in accordance with this Paragraph 4, all other terms and conditions of the original lease agreement shall apply to the extended term.

    (e)  (i)    During the extended term of this Lease, if any, Tenant shall pay to Landlord as Minimum Base Rent for the Premises monthly rent in an amount equal to 95 percent of the then current fair market value of the Premises. Such Minimum Base Rent shall be increased at normal and customary intervals during the extended term.


         (ii) Landlord and Tenant shall have thirty (30) days after the Renewal Date to agree to such monthly fair market rental value of the Premises and the adjustments thereto. If Landlord and Tenant agree on such amounts during such thirty (30) day period, then they shall immediately execute an amendment to this Lease setting forth the Minimum Base Rent for the extended term of this Lease. If Landlord and Tenant are unable to agree on such amounts within such thirty
(30) day period, then they shall each, within thirty (30) days of the expiration of such period, appoint a real estate broker or appraiser knowledgeable of the monthly rentals charged for similar commercial space in the Cupertino area and such brokers and/or appraisers shall then endeavor to agree on the monthly fair market rental value of the Premises and on the adjustments thereto. If the two brokers and/or appraisers agree on the monthly fair market rental value of the Premises and on the adjustments thereto, their decision shall be binding on the parties. If either party hereto does not appoint a broker or appraiser within such second thirty (30) day period, then the other party shall give written notice to the party that failed to appoint a broker or appraiser and said party shall have an additional fifteen (15) days from the date of receipt of said notice to appoint its broker or appraiser. If no broker or appraiser is appointed within said fifteen (15) period, the single broker or appraiser appointed shall be the sole broker or appraiser and shall establish such amounts alone.

         (iii) If the brokers and/or appraisers so appointed are unable to agree on the monthly fair market rental value of the Premises and on the adjustments thereto within thirty (30) days after the second broker or appraiser has been appointed, then the two brokers and/or appraiser shall attempt to select a third person who shall be an appraiser meeting the qualifications set forth above within ten (10) days after the last day the two brokers and/or appraisers are given to establish such amounts. If the two brokers and/or appraisers are unable to agree on such appraiser, either party hereto, after giving ten (10) days' notice to the other party, can apply to the then President of the Real Estate Board of Santa Clara County, or to the presiding judge of the Superior Court of Santa Clara County, for the selection of the third person who, as set forth above, must be an appraiser. The brokers and/or appraisers shall then establish the monthly fair market rental value of the Premises and adjustments thereto, by majority vote. Landlord and Tenant shall each bear the cost of their own broker or appraiser and 1/2 of the cost of appointing the third person and of such appraiser's fee.

                                   HOLDOVER

5. (a) Holding over after the expiration of the term or extended term, of this Lease, or any oral extension thereof, with the consent of Landlord, which consent shall not unreasonably be withheld, shall be a tenancy from month to month, and the rentals and additional rentals upon the covenants, conditions, limitations, and agreements are subject to the exceptions and reservations contained in this Lease. The rental rate is to be the same rate last charged hereunder.

    (b) If Tenant remains in possession without Landlord's consent after termination of the Lease, by lapse of time or otherwise, Tenant shall pay Landlord for each day of such retention one-twentieth (1/20th) of the amount of the monthly rental for the last month prior to such termination and Tenant shall also pay all costs, expenses and damages sustained by Landlord by reason of such retention, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

                                      RENT

6. (a) Tenant agrees to pay Landlord as Minimum Base Rental for the premises for the first nine (9) months of the term, the sum of Fifteen Thousand Seven Hundred Sixty Nine and 77/100 Dollars ($15,769.77) per month. All rents shall be payable in advance and due on the first day of each and every month of the term of this Lease. During the remaining twenty one (21) months of the original term of this Lease, Tenant agrees to pay to Landlord as minimum Base Rental for the Premises the sum of Thirty One Thousand Five Hundred Thirty Nine and 54/100 Dollars ($31,539.54) per month.

     Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment stated herein, based upon a thirty
(30) day month. Said rental shall be paid, without prior notice or demand and without deduction or offset, except as otherwise provided herein, in lawful money of the United States of America at 800 El Camino Real, Suite 175, Menlo Park, California 94025 or at such other place as Landlord may from time to time designate in writing.


    (b) As additional rent, Tenant shall pay to Landlord or directly to the tax collector, at the direction of Landlord, all real property taxes and assessments (general and special), in lieu real property taxes, rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both). Such taxes shall be pro-rated if the commencement and termination dates of this Lease do not correspond to the tax year. Notwithstanding the above, Tenant shall not be responsible for any increase in any of the above caused by a reassessment due to a change in ownership (as said term in defined in California Revenue and Taxation Code
Section 60 et seq. as the same may be amended) during the initial term of this Lease.

     As additional rent, Tenant shall pay to Landlord the cost of the insurance policy or policies referred to in Paragraph 17(b) attributable to the Premises, pro-rated if the commencement and termination dates of this Lease do not correspond to the periods covered by such policy or policies.

     The above additional rents shall be due and payable fifteen (15) business days after Landlord has furnished Tenant with a photocopy of the tax bill or premium notice, as the case may be, but in no event earlier than fifteen (15) calendar days prior to delinquency. Landlord will furnish Tenant such photocopies promptly upon receipt of the tax bill or premium notice, as the case may be. Any sums not paid on or before such due date shall bear interest as the highest rate allowed by law in addition to any penalties that may be imposed by the taxing authorities for delinquent payments. Additionally, if Tenant fails to pay such additional rent on or before the due dates described above, Landlord reserves the right to require Tenant to pay the delinquent payment and future payments of these additional rents by cashier's checks or other certified funds.

     As further additional rent Tenant shall reimburse Landlord for the cost of maintenance of the HVAC system and landscaping on a monthly basis. Other maintenance provided for the Premises by Landlord, including, but not limited to, the parking lot paving and striping (but excluding the resealing and striping to be completed by Landlord pursuant to Paragraph 13 (a) below), shall be billed to Tenant on a monthly basis as such expenses are incurred by Landlord and Tenant shall pay such additional rent to Landlord with its Minimum Base Rent. Should Tenant fail to pay for any such maintenance within thirty (30) days of the date of the bill, Tenant shall post an additional deposit of Five Thousand Dollars ($5,000.00) within fifteen (15) days after written demand from Landlord. Thereafter, Landlord may apply such additional deposit to such additional rent in the same manner as the security deposit mentioned below and Tenant shall replenish such deposit on demand in the same manner set forth in Paragraph 8(a) below.

                                 LATE CHARGES

7. Tenant agrees that all Minimum Base Rent not received by Landlord within five (5) calendar days of the due date shall be considered delinquent and agrees to pay a late charge equal to ten percent (10%) of the delinquent payment within five (5) business days after receipt of written notice of non receipt of payment. Rent mailed and bearing a U. S. Postal Service postmark of the third
(3rd) of a month shall not be considered delinquent no matter when received. Additionally, any delinquent payments not paid within thirty (30) days of the original due date shall bear interest at the lower of the maximum rate then allowed by law or two points over the reference rate (prime rate) charged by the San Francisco Main Branch of the Bank of America.

                               SECURITY DEPOSIT

8. (a) Tenant shall deposit with Landlord the total sum of Thirty One Thousand Five Hundred Thirty Nine and 54/100 Dollars ($31,539.54). Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its General funds, and Tenant shall not be entitled to any interest on said deposit.

    (b) If Landlord's interest in this Lease is terminated, Landlord shall transfer said deposit to Landlord's successor in interest and Landlord's successor agrees to be bound by the terms of this Lease.

                                USE OF PREMISES

9. (a) Tenant shall use the Premises for research and development, light manufacturing, testing, marketing and general office uses and other legally related uses and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

    (b) Tenant shall not knowingly do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:

         (i) increase the existing rate of or affect any fire or other insurance upon the building or any of its contents unless Tenant agrees to pay such increased rate, or

         (ii) cause cancellation of any insurance policy covering said building or any part thereof or any of its contents.

     Tenant shall not knowingly use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not knowingly commit or suffer to be committed any waste in or upon the Premises. Tenant shall not place any loads upon the floors, walls, or roof which endanger the structure or place any harmful liquids or other toxic waste in the drainage system of the Premises or in any other place in on or about the Premises. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building, except as approved by the City of Cupertino.

                              COMPLIANCE WITH LAW

    10. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements, pertaining to the specific use of the Premises by Tenant, including, but not limited to, those relating to the protection of the environment and storage and disposal of toxic materials, now in force or which may hereafter be in force except that Tenant shall not be required to make structural changes related to or affected by Tenant's improvements or acts. Landlord shall be responsible for all costs and expenses necessary to comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements where the need for such compliance was not caused by Tenant's use of the Premises or Tenant's acts in connection with the Premises. Notwithstanding the above, Landlord shall not be responsible for any costs or expenses necessary to comply with the Americans with Disabilities Act other than as the same relates to the parking lot, landscaping areas, walkways, driveways, sidewalks, and other areas of the Premises outside of the building. Tenant shall also comply with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not required or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

                           ALTERATIONS AND ADDITIONS

11. (a) Tenant shall not make or allow any alterations, additions or improvements of or to the Premises without Landlord's prior written consent, which consent shall not unreasonably be withheld. Landlord's consent shall not be required for any non structural Tenant improvements costing less than Ten Thousand Dollars ($10,000.00). Any such alterations, additions or improvements, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture, and trade fixtures, shall become a part of the realty, shall belong to Landlord and shall be surrendered with the Premises at expiration or termination of the Lease. If Landlord consents to any such alterations, additions or improvements by Tenant, they shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to perform the work shall first be approved of, in writing, by Landlord, which approval shall not be unreasonably withheld. Landlord further reserves the right to require all plans for structural improvements and alterations to be reasonably approved by its structural engineer. No such work shall be allowed to commence until three (3) days have elapsed from the date of Landlord's consent. Upon expiration, or sooner termination, of the term hereof, Tenant shall, upon written demand by Landlord given at least one hundred twenty
(120) days prior to the end of the term, promptly remove any alterations, additions or improvements made by Tenant and designated by Landlord to be removed at the time Landlord gave its written consent to the installation of such alterations, additions or improvements. If no such consent was required, Landlord shall have the right to direct Tenant to remove same provided Landlord gives written notice to Tenant within the above time period. Such removal and repair of any damage to the Premises caused by such removal shall be at Tenant's sole cost and expense.

    (b) Tenant shall not place or permit to be placed in, upon, or about the Premises any signs not approved by the City of Cupertino or other governing authority. Tenant shall not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of Landlord first had and obtained. Any sign so placed on the Premises shall be placed upon the understanding and agreement that Tenant shall remove same at the termination of the tenancy created herein and repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have the same so removed at Tenant's expense.

                                     LIENS

12. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event a mechanic's lien is recorded against the Premises and is not removed within ten (10) business days after Landlord gives written notice to Tenant to cause the removal of same, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations by Tenant, to insure Landlord against liability for mechanic's and materialmen's liens and to insure completion of the work if the estimated cost exceeds Twenty Five Thousand Dollars ($25,000.00). Landlord shall also have the right to post and maintain on the Premises such notices of nonresponsibility as may be required by law to protect Landlord's rights herein.

                            REPAIRS AND MAINTENANCE

13. (a) Tenant accepts the Premises in an "AS-IS" condition with the following exceptions: (1) Landlord warrants that all electrical, plumbing, and HVAC systems servicing the Premises shall be in good operating condition at the time possession is delivered to Tenant; (2) Landlord shall cause the parking lot to be resealed and striped prior to the commencement of the term; (3) Landlord shall cause any broken or stained ceiling tiles to be replaced prior to the commencement of the term; and (4) Landlord shall warrant the roof, parking lot, HVAC system and electrical system to be free from defects for the first six (6) months of the term. Landlord's liability for the above shall be limited to the repair or replacement of any defects and Landlord shall in no way be liable for lost profits or any consequential damages of Tenant. Additionally, Landlord shall not be responsible for the repair or replacement of any HVAC or electrical components installed by Tenant or for any damage caused by any roof penetration made by Tenant. Tenant shall not be responsible for any inherent defects in the Premises or any damage or destruction to the Premises covered by insurance. Tenant shall further not be responsible for any repairs or maintenance made necessary due to the negligence, fault, or omission of Landlord or any of Landlord's agents or employees. Except as set forth above, Tenant shall at Tenant's sole cost and expense, keep the Premises and every part thereof including, but not limited to, roof covering (unless it is not feasible to repair the existing roof covering and a new roof covering is required and Tenant has not penetrated the roof causing the damage requiring replacement) the glazing, plumbing, and electrical systems, and the parking areas in good condition and repair, unless caused by a casualty required to be insured pursuant to Paragraph 17 hereof or by any inherent defects. Tenant further agrees to maintain the Premises and make minor repairs thereto in conformance with any reasonable requirements of any institutional lender of Landlord. Should Tenant at any time during the term of this Lease or any renewal or extension of the term fail to maintain the Premises or make any repairs or replacements as required herein, Landlord may, at its option, enter the Premises and perform such maintenance or make such repairs or replacements for the account of Tenant after reasonable written notice to Tenant. Any sums expended by Landlord in so doing, together with interest thereon at the highest rate allowed by law from the date expended by Landlord until the date repaid by Tenant, shall be due and payable by Tenant to Landlord within fifteen (15) business days after demand of Landlord. Tenant shall upon the expiration or sooner termination of this lease surrender the Premises to the Landlord in good condition, damage from causes beyond the reasonable control of the Tenant and normal wear and tear excepted. Unless specifically provided in an addendum to this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the building in which the Premises are located except as specifically herein set forth.

    (b) As set forth in Paragraph 6(b), Landlord shall cause the landscaping and HVAC system to be maintained and Tenant shall reimburse Landlord for the cost of such maintenance as additional rent. Additionally, notwithstanding the above provisions of Paragraph 13(a), Landlord shall maintain the structural integrity of the building, including, without limitations the foundation, exterior walls, and roof (except as provided in Paragraph 13(a)) in which the Premises are located, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of roofing experts provided that Tenant has not penetrated the roof causing the replacement or done any other acts causing such necessary replacement. Tenant shall give Landlord written notice of any required repairs or maintenance. Landlord shall not be liable for any failure to repair or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice. Except as provided in Paragraph 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the building or the Premises or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense or terminate this Lease under any law, statute or ordinance now or hereafter in effect for Landlord's failure to maintain the Premises, provided Landlord commences or arranges for commencement of the required repairs or maintenance within five (5) business days of receipt of Tenant's written notice; provided, however, that Tenant may make emergency repairs if necessary to prevent a disruption in Tenant's business or imminent danger to its employees and property. In no event shall Tenant's costs of such repairs or maintenance be deducted or offset from any amounts due from Tenant to Landlord. Landlord shall reimburse Tenant for the reasonable costs of such repairs or maintenance within fifteen (15) days after receipt of copies of invoices for same and if any reimbursement is not made within said period,

Landlord shall pay interest at the highest rate allowed by law from the date of expenditure by Tenant to the date of repayment.

                           ASSIGNMENT AND SUBLETTING

14. Tenant may not assign this Lease or any interest therein and may sublet the Premises or any part thereof or any right or privilege appurtenant thereto or suffer any other person (the agents, employees, or servants of Tenant excepted) to occupy or use the Premises or any portion thereof without the written consent of Landlord, which consent shall not be unreasonably withheld, provided, however, that the occupancy and use of any such assignee, subtenant or other person shall be lawful and consistent with the Use Permit then in effect. Notwithstanding the above, Landlord's consent shall not be required for an assignment to: (1) a joint venture if Tenant has at least a fifty percent (50%) interest in the capital, profits and losses of the joint venture; (2) a corporation with which Tenant may merge or consolidate; (3) any parent or subsidiary of Tenant or subsidiary of Tenant's parent; or (4) a purchaser of substantially all of Tenant's assets if the assignee executes an agreement reasonably required by Landlord assuming Tenant's obligations. In the event of an assignment or subletting to which Landlord consents or an assignment for which no consent is required, Tenant shall remain liable for the performance by the assignee or subtenant of the terms of this Lease unless expressly released therefrom by Landlord in writing.

                                 HOLD HARMLESS

15. (a) Tenant shall indemnify Landlord against and hold Landlord and Landlord's property harmless from any and all liability, claims, loss, damages, or expense, including reasonable counsel fees and costs, arising by reason of the death or injury of any person, including Tenant or any person who is an employee, agent, or customer of Tenant, or by reason of damage to or destruction of any property, including property owned by Tenant or any person who is an employee, agent, or customer of Tenant, caused or allegedly caused by:

         (i) Any cause whatsoever while such person or property is in or on said Premises;

         (ii) Some condition of said Premises for which Tenant is responsible or for which Landlord is responsible and Landlord has not been given notice thereof and reasonable time to correct;

         (iii) Some act or omission on said Premises of Tenant or any person in or on said Premises with the permission of Tenant; or

         (iv) Tenant's use, storage, or disposal of hazardous wastes, toxic substances, or related materials ("hazardous materials"). Hazardous materials shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials" or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; and those substances defined as "hazardous wastes" in Section 25117 of the

California Health and Safety Code; in the regulations adopted and publications promulgated pursuant to such laws; and in the Hazardous Material Storage Ordinance of the City of Cupertino, if any, as amended.

     Tenant's indemnity with respect to hazardous materials shall include, without limitation: (i) any damage, liability, fine, penalty, punitive damages, cost or expenses arising from or out of any claim, action, suit or proceeding for personal injury (including, without limitation, sickness, disease or death), tangible property damage, nuisance, pollution, contamination, leak, spill, release or other effect on the environment; and (ii) the cost of any required or necessary investigation, repair clean-up, or treatment of the Premises and/or the Property, and the preparation and implementation of any closure, disposal, remedial or other required action in connection with the Premises and/or the Property.

     The indemnity of Tenant provided above shall survive the expiration or earlier termination of this Lease but shall not apply to any damage: (1) covered by insurance; (2) caused by a defect in the Premises; (3) caused by the willful misconduct, negligence or omission of Landlord, its agents or employees; or (4) caused by a breach of this Lease by Landlord.

    (b) Tenant hereby assumes all risk of damage to property or injury to persons in or upon the Premises, from any cause other than the following: (1) the willful misconduct, negligence or omission of Landlord, its agents or employees; 12) defects in the Premises, and (3) a breach of this Lease by Landlord and Tenant hereby waives all claims in respect thereof against Landlord. Landlord and its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss or damage to any property by theft or otherwise, nor from any injury to or damage to persons or property resulting from any cause whatsoever, unless caused by or due to the following:
(1) the willful misconduct, negligence or omission of Landlord, its agents or employees; (2) defects in the Premises; and (3) a breach of this Lease by Landlord.

    (c) If any action or proceeding is brought against Landlord by reason of any claim for which Tenant has an obligation to indemnify Landlord as set forth above, Tenant shall defend Landlord therein at Tenant's expense by counsel reasonably satisfactory to Landlord.

    (d) Landlord and its agents and employees shall not be liable for interference with the light or other incorporeal hereditaments, or loss of business by Tenant unless the same is caused by the gross negligence or willful misconduct of Landlord, its agents, or employees. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the buildings or of alleged defects in the building, fixtures or equipment, provided that Tenant has actual knowledge of such matters.

    (e) To the best of Landlord's knowledge except as disclosed in that certain Report of Environmental Audit for 10460 Bandley Drive, Cupertino, California dated April 12, 1990 prepared by Beta Associates, as of the date of this Lease there are no hazardous materials or asbestos on, in, under or about the Premises or the Property on which the Premises are located (the "Property"). Except with respect to hazardous materials released on or under the Premises or property by Tenant or adjacent or nearby landowners, tenants, or occupants Landlord shall indemnify, defend with counsel reasonably satisfactory to Tenant, protect and hold Tenant harmless from and against any and all liabilities, claims, losses, damages, or expense, including reasonable counsel fees and costs arising out of, or based upon: (i) the presence of any hazardous materials or asbestos on, under, in or about the Premises or the Property, unless such hazardous materials are released onto the Premises or Property by Tenant or, after the date of this Lease, by adjacent or nearby landowners, tenants, or occupants; or (ii) the violation or alleged violation by Landlord of any laws, regulations, orders, or permits relating to the use, generation, manufacture, installation, release, discharge, storage or disposal of hazardous materials on, under, in or about the Premises or the Property. This indemnity shall include, without limitation: (i) any damage, liability, fine, penalty, punitive damages, cost or expenses arising from or out of any claim, action, suit or proceeding for personal injury (including, without limitation, sickness, disease or death), tangible property damage, nuisance, pollution, contamination, leak, spill, release or other effect on the environment; and (ii) the cost of any required or necessary investigation, repair clean-up, or treatment of the Premises and/or the Property, and the preparation and implementation of any closure, disposal, remedial or other required action in connection with the Premises and/or the Property, except for hazardous materials released on the Premises or the Property by Tenant. Landlord shall also indemnify Tenant and hold Tenant harmless from any and all liability, claims, loss, damages, or expense, including reasonable counsel fees and costs, arising by reason of the gross negligence of Landlord, its agents, or employees, a material breach of Landlord's obligations under this Lease, and Landlord's breach of any representation and/or warranty contained herein. Landlord's indemnity obligations hereunder shall survive the expiration or earlier termination of this Lease.

                  RELEASE FROM LIABILITY/WAIVER OF SUBROGATION

    16. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of the type required by this Lease to be insured against. Landlord and Tenant hereby agree to obtain any special endorsements (including waivers of subrogation) required by their insurance carriers in order to effectuate the foregoing mutual release.

                                   INSURANCE

    17. (a) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims occurring in, on or about the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy providing however, said insurance by Tenant shall name Landlord as an additional insured. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder, shall be in companies rated A+, Class X or better in "Best's Insurance Guide," Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after fifteen (15) days prior written notice to Landlord. The minimum acceptable amount of comprehensive liability insurance is $2,000,000 per accident, and property damage in an amount of not less than $1,000,000.00 per occurrence. The above stated minimum levels of coverage are subject to amendment by Landlord upon ninety (90) days written notice should the economic conditions, in the discretion of Landlord, warrant adjustment thereof. Tenant may, at its own expense also insure or self insure its inventory, fixtures, equipment, furniture, and its own Tenant improvements. Tenant acknowledges that Landlord shall have no responsibility for insuring such items.

    (b) Landlord shall carry and maintain during the entire term, including extensions hereof, fire and all risk insurance insuring the Premises and the initial tenant improvements for their full replacement cost. Said insurance policy or policies shall cover at least the following risks: fire, smoke damage, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, malicious mischief, vandalism, aircraft, earthquake (if available at commercially reasonable rates) and sprinkler leakage. Additionally, such policy or policies shall have a loss of rents (12 months) endorsement; provided however, if any institutional lender of Landlord allows a lower amount, said coverage may be reduced to such lower amount. Tenant shall pay to Landlord as additional rent, the cost of such policy or policies pursuant to Paragraph 6(b). Any loss payable under such insurance shall be payable to Landlord any Lender holding and an encumbrance on the Premises. The proceeds from any such policy or policies for damages to the Premises shall be used for the repair of the Premises except as set forth in Paragraph 22.

                             SERVICES AND UTILITIES

18. (a) Tenant shall provide and pay for its own utilities, janitorial services, trash removal and all other material and services it desires in connection with its occupation and use of the Premises. Tenant acknowledges that it understands that Landlord is not obligated to provide services, materials or supplies, including but not limited to janitorial services or maintenance services, except as otherwise provided herein, to Tenant.

    (b) Tenant shall not connect with electric current except through approved electrical outlets in the Premises or such additional electrical outlets as may be installed by a licensed electrical contractor in conformance with the then applicable building codes, any apparatus or device, for the purpose of using electric current.

                            PERSONAL PROPERTY TAXES

    19. Tenant shall pay before delinquency, all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the building. If any of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are assessed and taxed with the building, Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                             RULES AND REGULATIONS

    20.  Intentionally omitted.

                               ENTRY BY LANDLORD

    21.  (a)    Landlord reserves the right to enter the Premises at any time to inspect the Premises, to submit the Premises to prospective purchasers or tenants, to post notice of nonresponsibility, and to alter, improve, maintain or repair the Premises that Landlord deems necessary or desirable, all without abatement of rent. Except in the cases of emergencies and to post notices of nonresponsibility, Landlord shall give telephone notice twenty four (24) hours in advance, unless Tenant waives such notice, prior to entering the Premises. Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, but shall not block the entrance to the Premises nor interfere with Tenant's business or parking, except as reasonably required for the particular activity by Landlord. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, interference with quiet enjoyment, or other damage arising out of Landlord's entry on the Premises as provided in this paragraph, except damage, if any, resulting from the willful misconduct or negligence of Landlord or its authorized representatives.

    (b) In an emergency, Landlord shall have the right to use any means which Landlord deems reasonably necessary to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any such entry to the Premises by Landlord shall not be construed or deemed to be forcible or unlawful entry into or a detainer of the Premise or an eviction of Tenant from the Premises or any portion thereof.

                           DESTRUCTION/RECONSTRUCTION

    22.  (a)    If ten percent (10%) or less of the Premises is damaged by an uninsured peril, Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that should such damage be caused by the act, negligence or fault or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees, Tenant, and not Landlord, shall be so obligated to repair and restore. If the Premises are damaged by an uninsured peril rendering more than ten percent (10%) of the Premises unusable for the conduct of Tenant's business, Landlord may, upon written notice, given to Tenant within thirty (30) days after the occurrence of such damage, elect to terminate this Lease (the effective date of such termination shall be as mutually agreed upon and if the parties fail to agree on such a date, the effective termination date shall be the date that is thirty (30) days after the date Landlord gives written notice of its election to terminate this Lease); provided, however, Tenant may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration, in which event this Lease shall remain in full force and effect, and Tenant shall thereafter diligently proceed with such repairs and/or restoration.

    (b) If the Premises are damaged or destroyed by fire or other insured peril, Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that Landlord shall not be obligated to repair and restore until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance are available to Landlord to pay the costs (including a reasonable allowance for contractor's profit and overhead not to exceed ten percent (10%) of the repairs and/or restoration) or the Tenant agrees to pay such costs to Landlord. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

    If the cost of restoration exceeds the amount of insurance proceeds, and Tenant has not agreed to pay the cost of repairs and/or restoration to Landlord, either party can elect to terminate this Lease by giving notice to the other within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the Premises, if Landlord elects to terminate this Lease, Tenant, within fifteen (15) days after receiving Landlord's notice to terminate, can agree to pay to Landlord the difference between the amount of insurance proceeds and the cost of restoration in which case Landlord shall restore the Premises. Landlord shall give Tenant satisfactory evidence that all sums contributed by Tenant as provided in this paragraph 22 have been expended by Landlord in paying the cost of restoration.

    If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration as provided herein, this Lease shall terminate, and all of the proceeds of the insurance shall be paid to Landlord; provided, however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Tenant, Landlord shall within ten (10) days of receipt, pay over such amounts to Tenant in the following manner: out of the gross proceeds paid by insurance to Landlord, Landlord shall retain an amount equivalent to the current replacement value of the building and improvements owned by Landlord; after Landlord has been so paid from the insurance proceeds, if there remains a balance of such insurance proceeds which represent payment for damages to or destruction of improvements added by Tenant after the date of Tenant's occupancy of the Premises, then, to the extent of any remaining balance of the insurance proceeds and to the extent of Tenant's direct costs of making such added improvements, Landlord shall be obligated to pay over to Tenant such remaining insurance proceeds. During any such repairs or restoration described in this paragraph 22, rent shall abate in proportion to the area of the Premises rendered unusable by such damage or destruction; provided, however, that Landlord shall have no liability by reason of injury to or interference with Tenant's business or property arising from the making of any repairs, alterations, or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; and further provided, that if the damage is caused by the fault or neglect of Tenant, its agents or employees, there shall be no such abatement of rent unless covered by the loss of rents provisions of the insurance policy Landlord is required to carry and maintain pursuant to the provisions of Paragraph 17(b). If the Premises are destroyed or substantially damaged within one year of the end of this Lease term or extensions thereof, or if Landlord cannot restore the Premises within One Hundred Twenty (120) days from the date of the damage or destruction, Landlord or Tenant shall each have the option to cancel the Lease effective as of the date of the damage or destruction or such later date as the electing party sets forth in its written notice of cancellation, and all insurance proceeds on the real property shall be paid to Landlord.

    In the event Tenant shall have paid all or a portion of the costs of any repairs or restorations for which Landlord subsequently receives insurance proceeds, then to the extent that such insurance proceeds and Tenant's payments exceed Landlord's cost of repair and/or restoration, Landlord shall reimburse Tenant to the extent of Tenant's payments.

    (c) Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant.

                                    DEFAULT

    23. Occurrence of any of the following events shall constitute default and breach of this Lease by Tenant.

    (a)  The abandonment of the Premises by Tenant.

    (b) The failure by Tenant to make any payment of rent or any other payment required of Tenant hereunder, as and when due, if such failure continues for three (3) business days after written notice thereof by Landlord to Tenant.

    (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease other than described in Paragraph 23(b) above where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided however, that if Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

    (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition, or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged in thirty (30) days.

    (e) The failure of Tenant or any employee or agent of Tenant to occupy the Premises for ten (10) consecutive business days unless Tenant gives prior written notice to Landlord, provides a security service for the Premises and keeps all utility systems for the Premises functioning and in good operation.

                                    REMEDIES

    24. Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

    (a) Landlord may continue this Lease in full force and effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, reasonable broker's commissions and expenses of remodeling the Premises required by the reletting. Reletting way be for a period shorter or longer than the remaining term of the Lease. Tenant shall pay to Landlord the rent due under this Lease as and when due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession of the Premises. If Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

    (c) Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

         (i) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

         (ii) The worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

         (iii) The worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

         (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     "The worth, at the time of the award," as used in (i) and (ii) of this subparagraph, is to be computed by allowing interest at the maximum rate allowed by law. "The worth, at the time of the award," as referred to in (iii) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

                                 EMINENT DOMAIN

    25. If more than twenty-five percent (25%) of the Premises, twenty-five percent (25%) of the parking spaces and Landlord does not provide suitable replacement parking spaces within a reasonable distance from the building, or ten percent (10%) of the building in which the Premises are located is taken or appropriated by any public or quasi-public authority under powers of eminent domain, either party hereto shall have the right at its option, to terminate this Lease effective as of the date of taking. If less than twenty-five percent (25%) of the Premises, twenty-five percent (25%) of the parking spaces, or ten percent (10%) of the building in which the Premises are located is taken (or neither party elects to terminate as above provided if more than twenty-five percent (25%) of the Premises, twenty-five percent (25%) of the parking spaces, or ten percent (10%) of the building in which the Premises are located in taken), the Lease shall continue, and the rental thereafter to be paid shall continue, but the rental thereafter to be paid shall be equitably reduced. Whether or not the Lease is terminated by reason of any such taking or appropriation, Landlord shall be entitled to the entire award and compensation for the taking which is paid or made by the public or quasi-public agency, and Tenant shall have no claim against said award; except for amounts paid directly to Tenant for its moving expenses, interruption to its business or damage to personal property or trade fixtures. A voluntary sale by Landlord to any public body or agency having the power of eminent domain, either under threat of condemnation or while the condemnation proceedings are pending shall be deemed to be a taking under the power of eminent domain for the purposes of this Paragraph.

                             ESTOPPEL CERTIFICATE

    26. Either party shall at any time and from time to time upon not less than ten (10) business days prior written notice from the other, execute, acknowledge, and deliver to the other party a statement in writing (a) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modifications and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any and (b) acknowledging that there are not, to the party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser, encumbrances, assignee, or subtenant of all or any portion of the Premises or any purchaser of Tenant's assets.

                                 SUBORDINATION

    27. Tenant agrees upon request of Landlord and the holder of any deed of trust affecting the Premises to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any conditions, renewals, extension, or replacements thereof, now or hereafter placed, charged or enforced against the Landlord's interest in this Lease and the leasehold estate thereby created, the Premises or the land, building or improvements included therein, and deliver (but without cost to Tenant) at any time and from time to time upon demand by Landlord such documents as may be required to effectuate such subordination; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee or trustee named in such mortgage, deed of trust or other encumbrance shall first agree in writing for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of Tenant this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by any trustee's sale or by an action or proceeding to foreclose said mortgage, deed of trust or other encumbrance.

    In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

    In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease prior to its mortgage or deed of trust, then and in such event upon such mortgagee or beneficiary giving written notice to Tenant to that effect, this Lease shall be deemed prior to such mortgage or deed of trust whether this Lease is dated or recorded prior to or subsequent to the date of recordation of such mortgage or deed of trust.

                                    PARKING

    28. Tenant shall have the exclusive right to use the parking facilities provided by Landlord subject to any recorded easements. Landlord shall have no obligation to police the use of the parking facilities, however.

                                   AUTHORITY

    29. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms except as it may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws or by other laws affecting creditors' or lessors' rights generally and except as to the availability of equitable relief.

    Partnership Authority. If Tenant is a partnership, each individual executing this Lease on behalf of aid partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership and its partners in accordance with its terms.

                              GENERAL PROVISIONS

    30.  General Provisions.

    (a) Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

    (b) The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other terms, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

    (c) All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sufficient if delivered in person or sent by United States Mail, certified or registered, postage prepaid, addressed to the Tenant at the Premises or to such other place as Tenant may from time to time designate in a written notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sufficient if delivered in person, by receipted courier service, or sent by United States Mail, postage prepaid, addressed to the Landlord at 800 El Camino Real, Suite 175, Menlo Park, California 94025 or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Any such notice is effective at the time of delivery or if mailed, two (2) business days after mailing.

    (d) If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

    (e) The paragraph titles to the paragraphs of this Lease are not a part of this and shall have no affect upon the construction or interpretation of any part hereof.

    (f) Time is of the essence of this Lease and each of its provisions in which performance is a factor.

    (g) The time in which any act provided by this Lease is to be done is computed by excluding the first day and including the last, unless the last day is a Saturday, Sunday, or holiday, and then it is also excluded. The term "holiday" shall mean all holidays specified in Sections 6700 and 6701 of the Government Code.

    (h) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

    (i) Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

    (j) Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

    (k) This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease shall be amended or added except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

    (l) If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent for the period of such delay, provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant except as may be expressly provided elsewhere in this Lease.

    (m) In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorney's fees.

    (n) In the event of any sale of the building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out all of the covenants and obligations of the Landlord under this Lease.

    (o) Tenant shall not use the name of the building or of the development in which the building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

    (p) Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

    (q) No remedy or election hereunder shall be exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

    (r)  This Lease shall be governed by the laws of the State of California.

    (s) Tenant shall not conduct any auction, on or at the Premises or building without Landlord's prior written consent.

    (t) Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

    (u)  (i)    The language in all parts of this Lease shall in all cases be simply construed according to its fair meaning and not strictly for or against Landlord or Tenant. Unless otherwise provided in this Lease, or unless the context otherwise requires, the following definitions and rules of construction shall apply to this Lease.

         (ii) In this Lease the neuter gender includes the feminine and masculine, and the singular number includes the plural, and the word "person" includes corporation, partnership, firm, or association wherever the context so requires.

         (iii) "Shall," "will," and "agrees" are mandatory, "may" is permissive.

         (iv) All references to the term of this Lease or the Lease Term shall include any extensions of such Term.

         (v) Parties shall include the Landlord and Tenant named in this Lease.

         (vi) As used herein, the word "sublessee" shall mean and include, in addition to a sublease and subtenant, a licensee, concessionaire, or other occupant or user of any portion of the leaned Premises or buildings or improvements thereon.

         (vii) Whenever the written consent of a party in required under any provision of this Lease, such consent shall not be unreasonably withheld or unduly delayed.

                                    BROKERS

    31. Each party warrants to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Cornish & Carey Commercial and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and hold the other harmless from any cost, expense, or liability for any compensation, commissions, or charges claimed by any other broker or agent who alleges he is owed a compensation through it. Landlord agrees to pay any commissions owed to the above named broker and shall hold Tenant harmless from any cost, expense, or liability therefor.

                               LIST OF EXHIBITS

    32. The following is a complete list of the documents attached hereto and made a part of this Lease:


                EXHIBIT                      DESCRIPTION

                A                            Site Plan


The parties hereto have executed this Lease and on the dates specified immediately adjacent to their respective signatures.


LANDLORD:

Cupertino Industrial Associates, a California General Partnership
By The Cortana Corporation, General Partner


By: /s/ David A. Wollenberg                                     Date: 9/30/94
    ----------------------------------------                    -------------------------------------------
    David A. Wollenberg, President


TENANT:
NetManage, Inc.


By: /s/ L.R. Hootnick           COO                              Date: 9/30/94
    ----------------------------------------                    -------------------------------------------
                                Title


By:                                                             Date:
    ----------------------------------------                    -------------------------------------------
                                Title


                                 MASTER LEASE
                                 ------------

                                   EXHIBIT A

                           INDUSTRIAL BUILDING LEASE

                               RENEWAL AGREEMENT


     This Industrial Building Lease Renewal Agreement ("Agreement"), dated for reference purposes only, October 2, 1996 is made by and between Cupertino
                         ----------
Industrial Associates, a California general partnership (herein "Landlord") and NetManage, Inc. (herein "Tenant").

                                   RECITALS

    A. The parties hereto previously executed an Industrial Building Lease dated September 30, 1994 wherein Landlord leased to Tenant a portion of the building commonly known as 10460 Bandley Drive, Cupertino, Santa Clara County, California; and

    B. Tenant has timely elected to renew and extend the term of the Industrial Building Lease; and

    Now therefore, the parties hereto hereby agree as follows:

    1. The term of the above referenced Industrial Building Lease is hereby extended to midnight, April 30, 1999.

    2. The Minimum Base Rental for the Premises for the period beginning May 1, 1997 and terminating April 30, 1998 is Thirty Nine Thousand Two Hundred Eighty Nine and 68/100 Dollars per month ($39,289.68/month). The Minimum Base Rental for the period beginning May 1, 1998 through April 30, 1999 shall be the Minimum Base Rental for the first twelve (12) months of the renewal term adjusted upward as of the first day of April, 1998 (the adjustment date) according to the following computation:

    The base for computing the adjustment is the index figure for February, 1997 (the index date) as shown in the Consumer Price Index (CPI), All Urban Consumers, San Francisco-Oakland-San Jose, All Items, based on the period 1982-84 = 100 as published by the U.S. Department of Labor's Bureau of Labor Statistics.

    The index figure for February, 1998 shall be computed as a percentage of the base figure. For example, assuming the base figure on the index date is
160.0 and the index figure for February, 1998 is 168.0, the percentage to be applied is:


     168.0 = 1.05 = 105.0 percent.
     -----
     160.0


That percentage shall be applied to the Minimum Base Rental for the Premises for the first twelve months (12) of the renewal period beginning on the adjustment date and continuing until the end of the renewal period; provided, however, in no event shall the increase be greater than 7% nor less than 4%.


    The index for February, 1998 shall be the one reported in the U.S. Department of Labor's most comprehensive official index then in use and most nearly answering the foregoing description of the index to be used. If it is calculated from a base different from the base period 1982-84 = 100 used for the base figure above, the base figure used for calculating the adjustment percentage shall first be converted under a formula supplied by the Bureau.

    3. Tenant, having occupied the Premises since 1994, accepts them in an "As Is" condition.

    4. All other terms and condition of the original Industrial Building Lease referred to above shall apply to the renewal period.

    The parties hereto have executed this Agreement on the dates specified immediately adjacent to their respective signatures.


LANDLORD:
Cupertino Industrial Associates, a California General Partnership
By The Cortana Corporation, General Partner

By /s/ David A. Wollenberg                              Date 10/7/96
   -----------------------------------------            ---------------------------------------------
   David A. Wollenberg, President


TENANT:
NetManage, Inc.


By /s/ Walter Amaral            CFO                     Date 10/2/96
   ------------------------------------------           --------------------------------------------
                                Title

By                                                      Date
   ------------------------------------------           --------------------------------------------
                                Title